UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 19, 2025

HOMESTREET, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Union Street, Ste. 2000, Seattle, WA 98101
(Address of principal executive offices) (Zip Code)
(206) 623-3050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	HMST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Act or Rule 12b-2 of the Exchange Act.

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.

Item 8.01	Other Events

On August 19, 2025, HomeStreet, Inc., a Washington corporation (“HomeStreet” or the “Company”), and Mechanics Bank, a California state-chartered commercial bank (“Mechanics”), issued a joint press release announcing that they have received all necessary regulatory approvals from the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the California Department of Financial Protection and Innovation, and the Washington State Department of Financial Institutions to complete the transactions contemplated by the Agreement and Plan of Merger, dated as of March 28, 2025, by and among HomeStreet, HomeStreet Bank, a Washington state-chartered commercial bank and a wholly owned subsidiary of HomeStreet (“HomeStreet Bank”), and Mechanics, including the merger of HomeStreet Bank with and into Mechanics (the “Merger”). A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Completion of the Merger remains subject to customary closing conditions, including the receipt of the requisite HomeStreet shareholder approvals at the HomeStreet special meeting of shareholders scheduled for August 21, 2025. Assuming such conditions are satisfied, the Merger is expected to close on or about September 2, 2025.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.
Exhibit 99.1	Joint Press Release of Mechanics Bank and HomeStreet, Inc., dated August 19, 2025
Exhibit 104	Cover Page Interactive Data File (embedded within with Inline XBRL)

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). Generally, forward-looking statements include the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “goal,” “upcoming,” “outlook,” “guidance” or “project” or the negation thereof, or similar expressions, including statements relating to the anticipated closing of the above-referenced Merger. The Company does not assume any obligation or undertake to update any forward-looking statements after the date of this report as a result of new information, future events or developments, except as required by federal securities or other applicable laws, although the Company may do so from time to time. For all forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act.

We caution readers that actual results may differ materially from those expressed in or implied by the Company’s forward-looking statements. Rather, important factors could affect the Company’s future results, including but not limited to the following: (1) our ability to successfully consummate the Merger with Mechanics, (2) the failure to satisfy the closing conditions in the Merger Agreement, or any unexpected delay in closing the Merger, (3) the ability to achieve expected cost savings, synergies and other financial benefits from the Merger within the expected time frames and costs or difficulties relating to integration matters being greater than expected, and (4) the diversion of management time from core banking functions due to Merger-related issues. A discussion of the factors, risks and uncertainties that could affect our financial results, business goals and operational and financial objectives in our public statements and/or filings with the Securities and Exchange Commission (the “SEC”) is also contained in the “Risk Factors” sections of the Company’s Forms 10-K and 10-Q and in our Current Reports on Form 8-K that we file with the SEC as well as the Registration Statement on Form S-4 that we filed in connection with the Merger. We strongly recommend readers review those disclosures in conjunction with the discussions herein.

All future written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. New risks and uncertainties arise from time to time, and factors that the Company currently deems immaterial may become material, and it is impossible for the Company to predict these events or how they may affect the Company.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Merger, the Company filed with the SEC a Registration Statement on Form S-4 (File No. 333-288528) (the “Registration Statement”), which included a proxy statement/prospectus/consent solicitation as well as other relevant information concerning the Merger. The SEC declared the Registration Statement effective on July 16, 2025, and the Company filed a definitive proxy statement/prospectus/consent solicitation statement on July 16, 2025. The Company commenced mailing the definitive proxy statement/prospectus/consent solicitation statement to the Company’s shareholders on or about July 16, 2025. INVESTORS AND SECURITY HOLDERS, PRIOR TO MAKING ANY INVESTMENT OR VOTING DECISION, ARE URGED TO READ THE REGISTRATION STATEMENT AND DEFINITIVE PROXY STATEMENT/PROSPECTUS/CONSENT SOLICITATION STATEMENT (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE INTO THE DEFINITIVE PROXY STATEMENT/PROSPECTUS/CONSENT SOLICITATION STATEMENT) AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS BECAUSE SUCH DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER.

This Current Report on Form 8-K is not a substitute for the Registration Statement, the definitive proxy statement/prospectus/consent solicitation statement or any other document that the Company may file with the SEC in connection with the Merger. Investors and security holders may obtain free copies of these documents, including the definitive proxy statement/prospectus/consent solicitation statement and other documents filed with the SEC on its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC from the Company on its website at https://ir.homestreet.com/sec-filings/all-filings/default.aspx.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

PARTICIPANTS IN THE SOLICITATION

Mechanics, the Company and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from shareholders of the Company in connection with the Merger. Information regarding the directors and executive officers of Mechanics and the Company and other persons who may be deemed participants in the solicitation of the shareholders of the Company in connection with the Merger is included in the definitive proxy statement/prospectus/consent solicitation statement and the Registration Statement on Form S-4. Information about the directors and officers of Mechanics and their ownership of Mechanics common stock can be found in the definitive proxy statement/prospectus/consent solicitation statement and the Registration Statement. Information about the directors and officers of the Company and their ownership of the Company’s common stock can be found in the definitive proxy statement/prospectus/consent solicitation statement, the Registration Statement, the sections entitled “Corporate Governance,” “2024 Executive Compensation Program,” “2024 Summary Compensation Table,” “Certain Relationships and Related Transactions” and “Principal Shareholders” in the definitive proxy statement filed in connection with the Company’s annual meeting of shareholders, which was held on May 29, 2025, as filed with the SEC on Schedule 14A on April 15, 2025, and other documents subsequently filed by the Company with the SEC. Additional information regarding the interests of such participants is included in the definitive proxy statement/prospectus/consent solicitation statement and other relevant documents regarding the Merger filed with the SEC when they become available. To the extent holdings of the Company’s common stock by the directors and executive officers of the Company have changed from the amounts held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Free copies of these documents may be obtained as described above.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2025

HomeStreet, Inc.

By:	/s/ John M. Michel
John M. Michel
Executive Vice President and Chief Financial Officer